WASHINGTON SUPPLEMENT DATED AUGUST 19,
1998

             TO FORTIS BENEFITS INSURANCE COMPANY
               NORWEST PASSAGE VARIABLE ANNUITY
                 PROSPECTUS DATED MAY 1, 1998



The accumulation interest rate for the death benefit described at (5)(a)(ii) under the section entitled Death Benefit on Death of Annuitant or Contract Owner on page 11 of the prospectus is 4%, rather than 5%, for Contracts issued in the State of Washington.


























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